UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2006

                                BURKE MILLS, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

                                 North Carolina
                       ----------------------------------
         (State or other jurisdiction of incorporation or organization)

0-5680                                                56-0506342
------                                             ----------------
(Commission File No.)                              (I.R.S. Employer
                                                   Identification No.)

            191 Sterling Street, N.W., Valdese, North Carolina 28690
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  828 874-6341
                         ------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        SECTION 2 - FINANCIAL INFORMATION

Item 2.02  -  Results of Operations and Financial Condition.

The Company issued a press release on November 15, 2006 reporting its operating results for the thirteen weeks and thirty-nine weeks ended September 30, 2006. The text of the press release is included in this report as an exhibit.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits

      (c) Exhibits. See Exhibit No. 99.1, Press Release issued November 15, 2006 attached hereto.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 15, 2006                      BURKE MILLS, INC.


                                              By: /s/Thomas I. Nail
                                              --------------------------
                                              Thomas I. Nail
                                              President and COO

                                  EXHIBIT INDEX


Exhibit No.     Description of Exhibit

99.1            Press Release issued November 15, 2006

EXHIBIT 99.1

                   BURKE MILLS ANNOUNCES THIRD QUARTER RESULTS

Burke Mills, Inc. (OTC Bulletin Board) of Valdese, North Carolina, reports operating results for the thirteen weeks and thirty-nine weeks ended September 30, 2006.

Net sales for the thirteen weeks ending September 30, 2006 increased by 2.5% to $5,913,000 compared to $5,769,000 for the third quarter of 2005.

The Company recorded a net loss of ($538,000) for the thirteen week period compared to a net loss of ($601,000) for the same period in 2005. This resulted in a net loss per share of ($.20) compared to net loss of ($.22) in 2005.

Net sales for the thirty-nine week period ending September 30, 2006 decreased by 5.2% to $18,469,000 compared to $19,486,000 in 2005. The Company recorded a net loss for the period of ($1,400,000) compared to a net loss of ($1,567,000) in 2005. This resulted in a net loss per share of ($0.51) versus ($0.57) in 2005.


            CONDENSED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                                  (Unaudited)

                               Thirteen Weeks Ended     Thirty-Nine Weeks Ended
                              ----------------------    -----------------------
                              Sept. 30      Oct. 1       Sept. 30     Oct. 1
                                2006         2005          2006        2005
                              --------     --------      --------    ----------
Net Sales                    $5,913,287   $5,769,161   $18,469,016  $19,486,380
Costs and Expenses
  Cost of Sales               5,980,653    5,810,051    18,341,915   19,397,540
                            ------------  -----------  ------------ -----------
  Gross Profit (Loss)           (67,366)     (40,890)      127,101       88,840

  Selling, General and
    Administrative Expenses     467,303      565,039     1,517,996    1,743,551
  Gain/(Loss) on disposal
    of property                  (1,157)       3,124        (7,026)     103,748
                            ------------  -----------  ------------ -----------
Operating Loss                 (535,826)    (602,805)   (1,397,921)  (1,550,963)
                            ------------  -----------  ------------ ------------
Other Income
  Interest Income                   652        1,461         3,877        4,881
  Other, net                      1,353          305         1,956          791
                            ------------  -----------  ------------ ------------
Total Other Income                2,005        1,766         5,833        5,672
                            ------------  -----------  ------------ ------------
Other Expenses
  Interest Expense                4,352          -0-         8,048          244
                            ------------  -----------  ------------  -----------

Loss before Benefit of Income
  Taxes & Equity in Net
  Loss of Affiliate            (538,173)    (601,039)   (1,400,136)  (1,545,535)
                            ------------  -----------  ------------ ------------
Loss before Equity in Net
  Loss of Affiliate            (538,173)    (601,039)   (1,400,136)  (1,545,535)

Equity in Net Earnings/
  (Loss) of Affiliate              -0-          -0-            -0-      (21,314)
                            ------------  -----------  ------------ ------------
Net Loss                       (538,173)    (601,039)   (1,400,136)  (1,566,849)

Retained Earnings at
  Beginning of Period         2,091,532    3,909,886     2,953,495    4,875,696
                            ------------  -----------  ------------ ------------
Retained Earnings at
   End of Period             $1,553,359   $3,308,847   $ 1,553,359  $ 3,308,847
                             ==========   ==========   ===========   ==========
Basic and Diluted
Loss Per Share               $   (0.20)   $   (0.22)   $    (0.51)  $    (0.57)
                             ==========   ==========   ===========   ==========


                            CONDENSED BALANCE SHEETS

                                            September 30,
                                                2006           December 31,
                                             (Unaudited)            2005
                                             -----------       ------------
          ASSETS
Current Assets
  Cash and cash equivalents                  $   101,111       $   425,812
  Accounts receivable                          3,324,341         2,568,838
  Inventories                                  1,881,328         1,684,132
  Prepaid expenses and other current assets       82,487            49,413
                                             -----------       -----------
Ttal Current Assets                            5,389,267         4,728,195
                                             -----------       -----------

Property, plant & equipment - at cost         28,176,089        28,085,778
  Less: accumulated depreciation              24,486,262        23,326,789
                                             -----------       -----------
    Property, plant and equipment- net         3,689,827         4,758,989
                                             -----------       -----------
Other Assets                                      16,575            16,575
                                             -----------       -----------
Total Assets                                 $ 9,095,669       $ 9,503,759
                                             ===========       ===========

          LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
  Accounts payable                           $ 2,088,339       $ 1,434,169
  Short-term debt                                233,339               -0-
  Accrued salaries and wages                     131,615            69,272
  Other liabilities and accrued expenses         168,497           126,303
                                             -----------       -----------
Total Liabilities                            $ 2,621,790       $ 1,629,744
                                             -----------       -----------
Commitments and contingencies

Shareholders' Equity
  Common stock, no par value
     (stated value, $.66)
     Authorized - 5,000,000 shares
     Issued and outstanding -
         2,741,168 shares                      1,809,171         1,809,171
  Paid-in capital                              3,111,349         3,111,349
  Retained earnings                            1,553,359         2,953,495
                                             -----------       -----------
  Total Shareholders' Equity                   6,473,879         7,874,015
                                             -----------       -----------
Total Liabilities & Shareholders' Equity     $ 9,095,669       $ 9,503,759
                                             ===========       ===========